UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

NOVANTA INC.

(Exact name of registrant as specified in is charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	NOVT	Nasdaq Global Select Market
6.50% Tangible Equity Units	NOVTU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to Vote of Security Holders

On May 28, 2026, Novanta Inc. (the “Company”) held its annual general meeting of shareholders (“Annual Meeting of Shareholders”). A total of 33,371,777 common shares were present or represented by proxy at the meeting, representing approximately 93.71 percent of the Company’s outstanding common shares as of April 14, 2026, the record date for the meeting. The following are the voting results on the proposals considered and voted upon at the meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2026.

Item 1 — Election of directors for a term of office expiring on the date of the Company's next Annual Meeting of Shareholders in 2027, until their successor is elected or appointed, or until their earlier death, resignation, or removal.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Lonny J. Carpenter	31,049,533	725,191	1,597,053
Matthew T. Farrell	31,739,890	34,834	1,597,053
Matthijs Glastra	30,975,206	799,518	1,597,053
R. Matthew Johnson	31,237,177	537,547	1,597,053
Mary Katherine Ladone	31,064,627	710,097	1,597,053
Maxine L. Mauricio	31,079,323	695,401	1,597,053
Thomas N. Secor	31,321,519	453,205	1,597,053
Darlene J. S. Solomon, Ph.D.	31,199,580	575,144	1,597,053
Frank A. Wilson	31,721,169	53,555	1,597,053

Item 2 — Approval, on an advisory basis, of the Company’s executive compensation.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
31,065,978	695,736	13,010	1,597,053

Item 3 — Appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to serve until the Company's next Annual Meeting of Shareholders in 2027.

Votes FOR	Votes AGAINST	Votes ABSTAINED
33,352,532	5,006	14,239

Based on the foregoing votes, each of the nine nominees for director was elected; Item 2 was approved; and Item 3 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.

Date: May 29, 2026	By:	/s/ Alexander Manganiello
Alexander Manganiello
General Counsel and Corporate Secretary